REVOLVING LINE OF CREDIT
                                 PROMISSORY NOTE

$2,000,000.00                                                    August 26, 2005

                                                                 -------, ------


     FOR VALUE RECEIVED, the undersigned, SOUTHEAST POWER CORPORATION, a Florida corporation ("Maker") promises to pay to the order of BRANCH BANKING AND TRUST COMPANY (hereinafter called the "Bank" or, together with any other holder of this note, the "Holder") or order, at its place of business at 6430 North Wickham Road, Melbourne, Florida 32940, or at such other place as the Holder of this Note may designate in writing, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), together with interest thereon at the Interest Rate, in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of said payment, said principal and interest to be payable as set forth below.

     1. INTEREST RATE. The Interest Rate shall equal the adjusted LIBOR Rate, as defined below:

          a. Adjusted LIBOR Rate means a rate of interest per annum equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) the One Month LIBOR plus (ii) one and eight one-tenths percent (1.800%) per annum, which shall be adjusted monthly on the first day of each month for each LIBOR Interest Period. If the first day of any month falls on a date when the Bank is closed, the Adjusted LIBOR Rate shall be determined as of the last preceding business day. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield. The interest rate shall not exceed a fixed maximum rate of 99.000 % and will not decrease below a minimum rate of 0.00 %.

          b. One Month LIBOR means the average rate (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) quoted on Bloomberg Screen MMR2 or page 3750 (or such replacement page) of the Telerate Service on the determination date for deposits in U.S. Dollars offered in the London interbank market for one month, or if the above method for determining LIBOR shall not be available, the rate quoted in The Wall Street Journal, a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank's judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U.S. Dollar deposits.

          c. LIBOR Advance means the term loan advances made by Bank to Borrower evidenced by this Note upon which the adjusted LIBOR Rate of interest shall apply.

          d. LIBOR Interest Period means a period of one calendar month as may be elected by the Borrower applicable to any LIBOR Advance which shall begin on first day of any month notwithstanding the maturity date of this Note; provided, however, that a


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     LIBOR Interest Period may be less than one calendar month in and only in the calendar month in which the Note originates or matures.

          e. LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

          f. Standard Rate means, for any day, a rate per annum (rounded upwards, if necessary to the next higher 1/100th of 1.0%) equal to the Bank's announced Prime Rate, and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

          g. Application of Adjusted LIBOR Rate. The adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a term loan for any LIBOR Interest Period.

          h. Adjusted LIBOR Based Rate Protections.

               (i) Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination, whereupon (a) no LIBOR Advance shall be made until Bank notifies Borrowers that the circumstances giving rise to such notice no longer exist, and (b) any request by Borrowers for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

               (ii) Illegality; Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance
     (a) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful), or (b) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank's ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.


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


          i. Interest Calculation. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days.

     2. MATURITY DATE. February 26, 2008.

     3. PAYMENTS. Principal plus interest shall be repayable by monthly payments each composed of $72,222.00 principal together with accrued interest at the Interest Rate beginning on September 26, 2005, and payable on the 26th day of each successive month thereafter until the Maturity Date at which time all then unpaid principal and interest shall be payable in full.

     4. SECURITY AGREEMENT. As security for the payment of the indebtedness evidenced by this Note ("Liabilities"), the undersigned (among other things) has granted or has caused to be granted to Holder a Security Agreement dated of even date herewith encumbering and conveying personal property therein described. Holder is given a lien upon and a security interest in all property of the undersigned now or at any time hereafter in the possession of Holder in any capacity whatsoever, including but not limited to any balance or share of any deposit, certificate of deposit, trust or agency account, as security for the payment of this Note and the Holder is hereby authorized to apply, on or after maturity (whether by a acceleration or otherwise) to the payment of this debt any such funds or property in possession of the Holder belonging to each Obligor, in such order of application as Holder may from time to time elect, without advance notice.

     5. DEFAULT RATE. This note and all sums due hereunder shall bear interest from the date when due (without any prior notice from Holder to Maker or any Obligor), whether by lapse of time or on acceleration, and also after any judgement which may be entered against any Obligor and in favor of Holder, at the Default Rate (as hereinafter defined) until paid. The Default Rate shall be a rate of interest equal to the Bank's Prime Rate plus 5% per annum.

     6. INTEREST LIMITATION. Anything in this note or any other agreements or arrangements with the undersigned in connection with the loan evidenced by this Note to the contrary notwithstanding, in no event shall the amount of interest due hereunder, together with all amounts reserved, charged, or taken by Holder as compensation for fees, services, or expenses incidental to the making, negotiation or collection of the loan evidenced hereby, which are deemed to be interest under applicable law, exceed the maximum rate of interest on the unpaid principal balance hereof allowed from time to time by applicable law. If any sum is collected in excess of the applicable maximum rate of interest, the excess sum collected shall be applied to reduce the principal debt or be refunded to Maker, at Holder's option.

     7. CONSENT AND WAIVER. Each Obligor (which term shall mean and include each Borrower, Maker, Guarantor, and all others who may become liable for all or any part of the obligations evidenced and secured hereby), does hereby, jointly and severally: (a) consent to any forbearance or extension of the time or manner of payment hereof and to the release of all or any part of any security held by the Holder to secure payment of this Note and to the subordination of the lien of the mortgage and any other instrument of security securing this Note as to all or any part of the property encumbered thereby, all without notice to or consent of that party; (b) agree that no course of dealing or delay or omission or forbearance on the part of the Holder in exercising or enforcing any of its rights or remedies hereunder or under any instrument securing this Note shall impair or be prejudicial to any of the Holder's rights and remedies


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hereunder or to the enforcement hereof and that the Holder may extend, modify or postpone the time and manner of payment and performance of this Note and any instrument securing this Note, may grant forbearances and may release, wholly or partially, any security held by the Holder as security for this Note and release, partially or wholly, any person or party primarily or secondarily liable with respect to this Note, all without notice to or consent by any party primarily or secondarily liable hereunder and without thereby releasing, discharging or diminishing its rights and remedies against any other party primarily or secondarily liable hereunder; (c) waive notice of acceptance of this Note, notice of the occurrence of any default hereunder or under any instrument securing this Note and presentment, demand, protest, notice of dishonor and notice of protest and notices of any and all action at any time taken or omitted by the Holder in connection with this Note or any instrument securing this Note and waives all requirements necessary to hold that party to the liability of that party; (d) waive any "venue privilege" and/or "diversity of citizenship privilege" which they have now or have in the future, and do hereby specifically agree, notwithstanding the provision of any state or federal law to the contrary, that the venue for the enforcement, construction or interpretation of this note shall be the County Court, Circuit Court or Federal Court selected by the Holder hereof and they do hereby specifically waive the right to sue or be sued in the court of any other county in the State of Florida, any court in any other state or country or in any federal court, or in any state or federal administrative tribunal.

     8. ATTORNEYS' FEES. All parties liable for the payment of this Note agree to pay the Holder in addition to the principal, premium and interest due and payable hereon, reasonable paralegal fees, attorneys' fees and costs, whether or not an action be brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder, or to protect the security, if any, or enforce the performance of any other agreement contained in this Note or in any instrument of security executed in connection with the loan evidenced hereby, including, but not limited to costs, paralegal fees and attorneys' fees and costs on any trial, or appellate proceedings, or in any proceedings under the United States Bankruptcy Code or in any post judgment proceedings.

     9. EVENTS OF DEFAULT. The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11USC Section
(101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, or surety are herein called Obligor); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or if any of the undersigned shall fail to furnish information to the Bank sufficient to verify the identity of the undersigned as required under the USA Patriot Act; or in the event of a default under any of the Agreements or any other obligation of any of the undersigned or any Obligor; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not


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discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance or debt cancellation and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable at the option of the Bank without notice or demand of any kind, which are hereby waived. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate") until such principal and interest have been paid in full, provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Florida; and further provided that such rate shall also apply after judgment. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

     10. ACCELERATION. If a default or Event of Default shall occur hereunder and such default shall continue for ten (10) days then at the option of the Holder, the entire principal sum then remaining unpaid together with any premiums and accrued interest shall immediately become due and payable without notice or demand, and said principal and premiums shall bear interest from such date at the highest legal rate permitted by law, from time to time, to be charged by Holder, it being agreed that interest not paid when due shall, at the option of the Holder, draw interest at the rate provided for in this paragraph. Failure to exercise the above options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is payable upon demand, then no terms or provisions contained in this paragraph shall be deemed or interpreted to alter or abrogate the demand nature of this Note or the rights of Holder under a demand instrument.

     11. OTHER REMEDIES. If a default or an Event of Default shall occur Holder shall have in addition to its remedies under this Note, Loan Agreement, and/or any other instrument securing or executed in conjunction with the loan evidenced hereby and applicable law all the remedies of a secured party under the Uniform Commercial Code of the State of Florida and, without limiting the generality of the foregoing, Holder shall have the right, at its option, and without notice or demand, to declare the entire amount of this Note remaining unpaid, and all other liabilities selected by Holder, immediately due and payable, less any unearned interest or other charges and any rebates required by law (it being the intention hereof that under no circumstances shall Holder be entitled to receive at any time any charges not allowed or permitted by law or any interest in excess of the maximum allowed by law); to set off against this Note all money owed by Holder in any capacity to the undersigned or any guarantor hereof, whether or not due; and Holder shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default even though such charge is made or entered in the books of Holder subsequent thereto. Upon disposition of any collateral after the occurrence of any default, undersigned shall be and remain liable for any deficiency; and Holder shall account to undersigned for any surplus, but Holder


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shall have the right to apply all or any part of such surplus (or to hold the same as a reserve) against any and all other liabilities of undersigned to Holder.

     12. FLORIDA LAW. This Note is executed under seal and constitutes a contract under the laws of the State of Florida, and shall be enforceable in a Court of competent jurisdiction in that State, regardless of in which State this
Note is being executed.

     13. HEADINGS. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

     14. DOCUMENTARY STAMPS. Documentary stamps in the amount required by Florida Law have been purchased and affixed to the Mortgage of even date which secures this Note.

     15. LATE CHARGE. The undersigned promises to pay to the Holder of this note a "late charge" not to exceed an amount equal to five per cent (5%) of any principal or interest which is not paid within ten (10) days from the due date thereof to cover the extra expense involved in handling delinquent payments. Collection or acceptance by Holder of such late charge shall not constitute a waiver of any remedies of Holder provided herein. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

     16. MISCELLANEOUS.

          (a) The term "Maker", as used herein, in every instance shall include the Maker's heirs, executors, administrators, successors, legal representatives and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever and wherever the context so requires or admits.

          (b) This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     All payments made on the indebtedness evidenced by this Note shall be applied first to repayment of monies paid or advanced by Holder on behalf of the Maker in accordance with the terms of the Mortgage securing this Note, and thereafter shall be applied to payment of accrued interest, and lastly to payment of principal.

     In the event there is any conflict in the terms and conditions of this Note and the Loan Agreement and other Loan Documents executed by the Borrower or Guarantors, the terms and conditions of the Loan Agreement, including, but not limited to, the terms and conditions of the paragraph on Notice and Cure Period in the Loan Agreement will prevail.

     The interest rate charged under this loan is authorized by Section 687.12, Florida Statutes and by Chapter 655, Florida Statutes and any applicable federal laws or regulations.


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     The principal balance hereof may be borrowed and re-borrowed from time to time at the sole discretion of Lender during the term hereof in accordance with the terms of the Loan Agreement but may not exceed at any one time an outstanding principal balance of $2,000,000.00. The Lender and Borrower shall determine any additional monthly principal reductions due for any future principal advances under this Note at the time of said advances.

     PAYMENT IN FULL OF THIS NOTE SHALL NOT RESULT IN ITS TERMINATION AS LONG AS THE LOAN AGREEMENT IS IN EFFECT.

MAKER AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE INCLUDING BUT NOT LIMITED TO ANY POST JUDGEMENT ACTIONS AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER MAKING THE LOAN OR EXTENSION OF CREDIT EVIDENCED BY THIS NOTE.

                                       SRW     (Initials)
                                    ---------

Address of Maker:
1684 West Hibiscus Blvd.
Melbourne, Florida 32901            SOUTHEAST POWER CORPORATION,
                                    a Florida corporation



                                    By: /s/ STEPHEN R. WHERRY
                                       ----------------------
                                       STEPHEN R. WHERRY
                                       Treasurer

                                    TAXPAYER IDENTIFICATION NUMBER:
                                               59-2262546






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